UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): January 31, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

On January 31, 2014, Empire Global Corp. issued a press release announcing that it has signed a letter of intent to acquire Multigioco Srl a licenced gaming operator based in Rome, Italy.

The company's press release announcing the Letter of Intent is included as
Exhibit 99.1.

Item 8.01 OTHER EVENTS

On January 31, 2014, Empire Global Corp. signed a letter of intent to acquire Multigioco Srl a licenced gaming operator organized in 2011 based in Rome, Italy from Giuseppe (Joe) Parolini and a yet to be named company formed under the laws of Malta.

On closing, the company will make an initial cash payment of 500,000 Euro plus 3,000,000 shares of common stock of Empire Global Corp. at a price of US$1.00 per share. In addition, the company will make earn-in payments at the end of Year 2 and Year 3 from the closing date in amounts equal to the following:

1. At the end of year 2 - Euro 750,000
      provided if Multigioco earns EBITDA equal to Euro 600,000; and
2. At the end of year 3 - Euro 750,000
      provided if Multigioco earns EBITDA equal to Euro 900,000

On the closing date the company will acquire 70% of the issued and outstanding shares of the yet to be named Maltese company and an additional 15% at the end of year 2 plus the remaining 15% at the end of year 3 which acquisition includes all of the assets, intellectual property, operations and licences governed under the Amministrazione Autonoma Monopoli di Stato (AAMS) in Italy.

Multigioco has over 750 venues under its licence mainly situated throughout Central and South Italy, with an extensive current on-line platform and certified for PosteItalia, MasterCard, Visa and Skrill Gaming Card use and with mobile applications on the horizon. Multigioco operations generated 71 million Euro in Gross Gaming Revenue (GGR) in 2013. Game offerings are currently comprised of Sports betting and lottery terminals which represents the largest turnover through Soccer, Horse Racing and other sports as well as Lottery distribution. Other significant offerings are Casino and Cash Games (Cards), Slots and Bingo, while to a lesser degree various VLT games (i.e. tantalizing games).

The transaction is subject to the completion of a Material Definitive Agreement to take effect upon the completion of the audited financial statements of Multigioco as required under the Securities and Exchange Act.

The Company will file a current report on Form 8-K under Item 1.01 upon entry into a Material Definitive Agreement, and as required, within four business days after the completion of the Material Definitive Agreement under Item 2.01 including audited financial statements and information that would be included in a Form 10.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated January 31, 2014.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  January 31, 2014.                 EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHAEL CIAVARELLA
                                          -----------------------------
                                          MICHAEL CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer



EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
99.1              Press Release dated January 31, 2014 captioned "Empire Global
                  Corp. Signs Letter of Intent to Acquire Additional Gaming
                  Company in Italy"